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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2006



                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       1-16239                   06-1481060
(State or other jurisdiction of        (Commission            (I.R.S. employer
 incorporation or organization)        file number)          identification no.)

       7 COMMERCE DRIVE
     DANBURY, CONNECTICUT                                              06810
(Address of principal executive                                      (Zip code)
           offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 13, 2006, the Board of Directors of the Company approved grants of non-qualified stock options and performance-based restricted stock to Doug Neugold (CEO), Dan Sharkey (CFO), and Cynthia Shereda (CLO) under the Company's stock plans. The grants will be effective on January 2, 2007 (the "effective date"), with the number of options and shares of restricted stock (as the case may be) based on the value of the Company's common stock determined on the effective date. Mr. Neugold, Mr. Sharkey, and Ms. Shereda will receive a number of non-qualified options equal to $530,000, $200,000, and $112,500, respectively, divided by the Black-Scholes-Merton value of the Company's common stock on the effective date. The options will have an exercise price equal to the closing price on the effective date and will vest over a period of four years following the effective date in equal annual tranches. Mr. Neugold, Mr. Sharkey, and Ms. Shereda will also receive a number of shares of restricted stock with a theoretical maximum value (the "theoretical maximum") of $1,060,000, $400,000, and $225,000, respectively, based upon the closing price of the Company's common stock on the effective date. The restricted stock will be earned based upon the Company's achievement of operating income growth targets established annually by the Board of Directors. Actual shares earned will range from 0% to 100% of the theoretical maximum, with 50% being earned for "target" performance and 100% being earned for "stretch" performance, which will represent a significantly greater degree of difficulty over "target" and will depend upon the Company's ability to deliver growth well in excess of industry growth. Any restricted stock so earned will vest over a period of four years following the grant date in equal annual tranches.




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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          ATMI, INC.


Date: December 19, 2006                   By:  /s/ Daniel P. Sharkey
                                             -----------------------------
                                             Daniel P. Sharkey
                                             Title: Vice President, Treasurer
                                             and Chief Financial Officer









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